DISTRIBUTION AGREEMENT

                                   SCHEDULE A

                                 WT MUTUAL FUND
                                PORTFOLIO LISTING



Wilmington Large Cap Value Portfolio - Investor class and Institutional class Shares

Wilmington Large Cap Growth Portfolio - Investor class and Institutional class Shares

Wilmington Large Cap Core Portfolio - Investor class and Institutional class Shares

Wilmington Small Cap Core Portfolio - Investor class and Institutional class Shares

Wilmington Small Cap Value Portfolio - Investor class and Institutional class Shares

Wilmington Mid Cap Value Portfolio - Investor class and Institutional class
Shares

Wilmington International Multi-Manager Portfolio - Investor class and Institutional class Shares

Wilmington Prime Money Market Portfolio - Investor class and Institutional class Shares

Wilmington Premier Money Market Portfolio -  Institutional class Shares

Wilmington U.S. Government Portfolio - Investor class and Institutional class Shares

Wilmington Tax-Exempt Portfolio - Investor class and Institutional class Shares

Wilmington Intermediate Bond Portfolio - Investor class and Institutional class Shares

Wilmington Short/Intermediate Bond Portfolio - Investor class and Institutional class Shares

Wilmington Municipal Bond Portfolio - Investor class and Institutional class Shares

CRM Large Cap Value Fund -  Investor class and Institutional class Shares

CRM Small Cap Value Fund -  Investor class and Institutional class Shares

CRM Mid Cap Value Fund -  Investor class and Institutional class Shares

CRM Prime Money Market Fund -  Investor class and Institutional class Shares

CRM Tax-Exempt Fund -  Investor class and Institutional class Shares

CRM Intermediate Bond Fund -  Investor class and Institutional class Shares

CRM Municipal Bond Fund -  Investor class and Institutional class Shares

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Roxbury Large Cap Growth Fund - Class A and Class C Shares

Roxbury Mid Cap Fund - Class A and Class C Shares

Roxbury Science and Technology Fund - Class A and Class C Shares

Roxbury Socially Responsible Fund - Class A and Class C Share